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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Shareholders of Network Appliance, Inc.:

     We consent to the incorporation by reference in Registration Statement Nos. 33-99638, 333-25277, 333-40307, 333-41384, 333-53776 and 333-57378 on Form S-8
of our report dated May 14, 2001, appearing in this Annual Report on Form 10-K of Network Appliance, Inc. for the year ended April 30, 2001.

DELOITTE & TOUCHE LLP

San Jose, California
July 20, 2001